UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2012

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sale of Equity Securities.
On June 11, 2012, Cheniere Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), sold 11,111,111 Class B Units of the Partnership (the “Class B Units”) to Cheniere Class B Units Holdings, LLC, a wholly owned subsidiary of Cheniere Energy, Inc. (“CBUH”), for consideration of $166,666,665. The sale of the Class B Units was contemplated by that certain Unit Purchase Agreement, dated May 14, 2012, by and between Cheniere LNG Terminals, Inc. (the predecessor-in-interest to CBUH) and the Partnership (the “CEI Unit Purchase Agreement”). Pursuant to the terms of the CEI Unit Purchase Agreement, CBUH has agreed to acquire an additional 22,222,223 Class B Units, as previously described in the Partnership's current report on Form 8-K filed on May 15, 2012.
The issuance of the Class B Units to CBUH was made in reliance on an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) and Regulation D thereof.
Item 3.03    Material Modification to Rights of Security Holders.
The disclosures under Item 5.03 of this Current Report on Form 8-K relating to the issuance of the Class B Units by the Partnership and the effect of the Class B Units on certain rights of the holders of common units of the Partnership (“Common Units”) are incorporated into this Item 3.03 by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amended Limited Partnership Agreement
On June 11, 2012, a Second Amended and Restated Agreement of Limited Partnership (the “Amended Partnership Agreement”) of the Partnership was adopted. Pursuant to the Amended Partnership Agreement, the Partnership created a series of Class B Units to be issued by the Partnership. The Class B Units are subject to conversion, mandatorily or at the option of the holders of the Class B Units, into a number of Common Units based on the then-applicable conversion value of the Class B Units. Pursuant to the Amended Partnership Agreement, on a quarterly basis beginning on the initial purchase of the Class B Units, and ending on the conversion date of the Class B Units, the conversion value of the Class B Units will increase at a compounded rate of 3.5% per quarter, subject to an additional upward adjustment for certain equity and debt financings. The Class B Units will not be entitled to cash distributions except in the event of a liquidation. The holders of Class B Units will have a preference over the holders of the subordinated units of the Partnership (“Subordinated Units”) in the event of a liquidation (or merger, combination or sale of substantially all of the Partnership's assets, referred to as a “Significant Event”).
The holders of Class B Units will have the right to participate in any votes submitted to the holders of Common Units, on an as-converted basis, except where class votes are required. The holders of Class B Units will have preemptive rights for all issuances of Partnership equity securities.
The Class B Units will mandatorily convert into Common Units upon the earlier of the substantial completion date of the third liquefaction train (“Train 3”) at the liquefaction facilities being developed by Sabine Pass Liquefaction, LLC (the “Liquefaction Facilities”) or the fifth anniversary of the latest initial funding by the holders of Class B Units, provided that if the Train 3 notice to proceed with construction is issued prior to the fifth anniversary of such initial funding date, then the mandatory conversion date becomes the substantial completion date of Train 3. At the option of the holders of Class B Units, all or a portion of the Class B Units may be converted: (i) at any time subsequent to the date that is 83 months after the issuance of the notice to proceed under the existing engineering, procurement and construction (“EPC”) contract for the Liquefaction Facilities, (ii) prior to the record date for a quarter in which the Partnership has generated sufficient available cash from operating surplus to distribute $0.425 (the “IQD”) on all outstanding Common Units (on an as-converted basis), (iii) at any time following thirty (30) days prior to the mandatory conversion date or (iv) at any time following (30) days prior to a Significant Event or dissolution.

A specified number of outstanding Subordinated Units will be subject to cancellation if the Partnership does not obtain certain financing commitments. If the Partnership has not obtained (i) all debt and equity financing commitments and (ii) approval from the board of directors of its general partner to issue a notice to proceed to the EPC contractor on or prior to October 1, 2014 ((i) and (ii) collectively, the “Conditions”) for Train 3, an appropriate number of Subordinated Units will be cancelled to enable the Partnership to distribute from “contracted adjusted operating surplus” $0.50 per unit per quarter for a consecutive four-quarter period on all outstanding limited partner units on an as-converted basis (the “$0.50 Distribution”). If the Conditions have been satisfied for Train 3 but not the fourth liquefaction train at the Liquefaction Facilities, 67,500,000 Subordinated Units will be cancelled, plus any additional amount necessary to make the $0.50 Distribution. “Contracted adjusted operating surplus” is derived solely from contracted capacity revenues from terminal use agreements and LNG sale and purchase agreements (“SPAs”) entered into by the Partnership's subsidiaries with third parties relating to the Liquefaction Facilities and the Sabine Pass LNG terminal, provided that (i) in each case, the term of such contract is for a minimum of three years and (ii) the calculation excludes revenues and expenses relating to the “115%” portion of the purchase price related to Henry Hub natural gas prices pursuant to the applicable SPA.
The subordination period will end and all Subordinated Units will convert into Common Units if (i) the IQD is earned and paid from operating surplus on all Common Units, Subordinated Units and units senior or pari passu to the Subordinated Units for three consecutive, non-overlapping four-quarter periods or (ii) 150% of the IQD is earned and paid from “contracted adjusted operating surplus” on all Common Units, Subordinated Units and Units senior or pari passu to the Subordinated Units for four consecutive quarters.
Item 8.01    Other Events.
On June 12, 2012, Cheniere Energy, Inc. issued a press release announcing that Sabine Pass Liquefaction, LLC issued a limited notice to proceed under the EPC contract relating to the construction of the Partnership's proposed Liquefaction Facilities, and in connection therewith that CBUH purchased 11,111,111 Class B Units from the Partnership for $166,666,665 pursuant to the CEI Unit Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Information included on the Partnership's website is not incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
d) Exhibits
Exhibit
Number        Description

3.1*	Second Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P., dated as of June 11, 2012.

99.1**	Press Release, dated June 12, 2012 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K (SEC File No. 1-16383), filed on June 12, 2012).

*	Filed herewith.

**	Incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
		By:	Cheniere Energy Partners GP, LLC,
its general partner

Date:	June 12, 2012	By:	/s/ Meg A. Gentle
			Name:	Meg A. Gentle
			Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number        Description

3.1*	Second Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P., dated as of June 11, 2012.

99.1**	Press Release, dated June 12, 2012 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K (SEC File No. 1-16383), filed on June 12, 2012).

*	Filed herewith.

**	Incorporated by reference herein.